DIMENSIONAL ETF TRUST

	Ticker:	Exchange:
Dimensional US High Profitability ETF	DUHP	NYSE Arca, Inc.

Summary Prospectus

February 28, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2025, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Dimensional US High Profitability ETF (the “US High Profitability ETF” or “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you sell or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its investment portfolio.

2	Dimensional Fund Advisors

Principal Investment Strategies

To achieve the US High Profitability ETF’s investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large-cap, high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company within the U.S. Universe, whichever results in the higher market capitalization break. The Advisor generally defines the U.S. Universe as a portfolio of U.S. companies listed on securities exchanges in the United States that are deemed appropriate by the Advisor. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2024, the market capitalization of a large cap company would be $13,601 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to

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reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Portfolio may lend its portfolio securities to generate additional income.

The Portfolio is an actively managed exchange-traded fund and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than such index funds.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Market Trading Risk: Active trading markets for a fund’s shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in a fund’s shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of a fund will continue to be met.

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Premium/Discount Risk: The net asset value (“NAV”) of a fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both

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before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional US High Profitability ETF —Total Returns

January 2023-December 2024
Highest Quarter	Lowest Quarter
11.79% 2023, Q4	-2.69% 2023, Q3

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Annualized Returns (%) Periods ended December 31, 2024
		Since
	1 Year	Inception
Dimensional US High Profitability ETF
Return Before Taxes	19.45%	13.37%	[1]
Return After Taxes on Distributions	19.12%	13.01%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	11.74%	10.40%	[1]
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	24.51%	13.67%	[1]

1.	Since inception February 23, 2022.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Joseph F. Hohn, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Fund Shares

The Portfolio issues (or redeems) shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio consists of 50,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual Portfolio shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative

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trading systems through your broker-dealer at market prices. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Portfolio shares trade at market prices rather than at NAV, Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. Recent information, including information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8	Dimensional Fund Advisors

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
COMM-022825-DUHP